THE INTERPUBLIC GROUP OF COMPANIES, INC.
                         2004 PERFORMANCE INCENTIVE PLAN
                                  ("the Plan")

                  FORM OF INSTRUMENT OF RESTRICTED STOCK UNITS

          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE
          -------------------------------------------------------------

THIS IS TO CERTIFY that, on the date shown below, the employee identified below ("the Grantee") has been granted an award of Restricted Stock Units, subject to the Rules of the above-mentioned Plan.


Grantee:

Date of Grant:

Number of Restricted
  Stock Units granted:

Lapse of Restrictions:         [Lapse provisions to be inserted, which may
                               include the lapse of restrictions upon
                               satisfaction of performance criteria determined by the Committee. Except as set forth in the Plan, the restrictions shall not lapse during the first year following the Date of Grant.]

                                   THE INTERPUBLIC GROUP OF COMPANIES, INC.



                                   By
                                     --------------------------------------


The foregoing Grant of a Restricted Stock
Unit Award is hereby accepted on the terms contained herein:



---------------------------------
            Grantee